SCHEDULE 14A INFORMATION

          Proxy      Statement  Pursuant  to  Section  14(a)  of the  Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant (X) Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           ( )  Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials

( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         EAGLE FINANCIAL SERVICES, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

( ) Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                         EAGLE FINANCIAL SERVICES, INC.
                                  P. O. Box 391
                              Berryville, VA 22611

                    Notice of Annual Meeting of Stockholders

      The Annual Meeting of Shareholders of Eagle Financial Services, Inc., (the "Corporation") will be held on Wednesday, April 18, 2001, at Noon at the John H. Enders Fire Company Social Hall, Berryville, Virginia. The purpose of the meeting shall be as follows:

     1. To elect three (3) directors for terms of three (3) years.

     2. To transact such other business as shall properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 16, 2001, as the record date for determining the shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

                       By order of the Board of Directors,


                           /s/ JAMES W. MCCARTY, JR.
                           -------------------------
                           James W. McCarty, Jr.
                           Vice President, Chief Financial Officer
                             and Secretary/Treasurer

Berryville, Virginia
April 4, 2001

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. SHAREHOLDERS ATTENDING THE MEETING MAY PERSONALLY VOTE ON ALL MATTERS THEN CONSIDERED, AND ANY PROXIES PREVIOUSLY SUBMITTED BY THEM WILL BE REVOKED.

                                 PROXY STATEMENT

                                       OF

                         EAGLE FINANCIAL SERVICES, INC.

                               GENERAL INFORMATION

      This Proxy Statement is being furnished to the shareholders of Eagle Financial Services, Inc. (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation to be voted at the Annual Meeting of Shareholders to be held on April 18, 2001, at Noon at the John
H. Enders Fire Company Social Hall, Berryville, Virginia, and at any adjournment thereof.

      The cost of solicitation of proxies and preparation of proxy materials will be borne by the Corporation. Solicitations of proxies will be made by use of the United States mail and may be made by direct or telephone contact by employees of the Corporation. Brokerage houses and nominees will be requested to forward the proxy materials to the beneficial holders of the shares held of record by these persons, and the Corporation will reimburse them for their reasonable charges in this connection. Shares represented by duly executed proxies in the accompanying form received by the Corporation prior to the meeting and not subsequently revoked will be voted at the meeting. The approximate date on which this proxy statement, the accompanying proxy card and Annual Report to Shareholders (which is not part of the Corporation's soliciting materials) are being mailed to the Corporation's shareholders is April 4, 2001.

      The purposes of the meeting are to elect directors and to vote on such other business, if any, that may properly come before the meeting or any adjournment. The Corporation does not know of any other matters that are to come before the meeting. If any other matters are properly presented for action, the persons named in the accompanying form of proxy will vote the proxy in accordance with their best judgment. Each outstanding share of the Corporation's Common Stock is entitled to one vote on all matters submitted to shareholders at the meeting. There are no cumulative voting rights.

      Where a shareholder directs in the proxy a choice with respect to any matter that is to be voted on, that direction will be followed. If no direction is made, proxies will be voted in favor of the election of the directors and in the best judgment of Messrs. Thomas T. Byrd, Lewis M. Ewing and Randall G. Vinson on such other business, if any, that may properly come before the meeting or any adjournment. Any person who has returned a proxy has the power to revoke it at any time before it is exercised by submitting a subsequently dated proxy, by giving notice in writing to the Secretary of the Corporation, or by voting in person at the meeting.

      The close of business on March 16, 2001, has been fixed as the record date for the meeting and any adjournment. As of that date, there were approximately 1,448,400 shares of Common Stock outstanding. As of the record date, and on the date hereof, no person was known by the Corporation to own beneficially more than 5% of the outstanding shares of the Corporation's Common Stock. The directors and executive officers of the Corporation beneficially own in the aggregate 123,219.8795 shares of the Corporation's Common Stock, representing 8.52% of the amount outstanding on the date hereof.

                              ELECTION OF DIRECTORS

      The Board of Directors of the Corporation is structured into three classes with one class elected each year to serve a three-year term. All nominees are currently members of the Board. All have consented to be named and have indicated their intent to serve if elected. Those nominees receiving the greatest number of votes shall be deemed elected even though they may not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director. The directors who are nominated for a three-year term at this year's meeting are Thomas T. Gilpin, John R. Milleson, and Robert W. Smalley, Jr.

Information Concerning Directors, Nominees and Executive Officers

          The following table sets forth, as of February 15, 2001, certain information with respect to the directors, nominees for directors, and executive officers of the Corporation.


Name, Age and Year
First Became Director or                                        Shares of
Officer of the Corporation  Principal                           Common Stock             Percent
or previously the           Occupation For                      Beneficially             of
Bank of Clarke County       Past Five Years                     Owned                    Class
----------------------      ---------------                     -------------------      -------

John R. Milleson            President and CEO of the
Age 44                      Corporation; President and CEO,
Director since 1999         CEO, Bank of Clarke County           10,988.3836 (1)(2)       .76
Term expires 2001

John D. Hardesty            Partner/Manager, John O.
Age 69                      Hardesty & Son, a dairy farming
Director since 1963         operation; Chairman of the
Term expires 2002           Board of the Corporation;
                             Chairman of the Board,
                            Bank of Clarke County                10,640      (1)          .74

Marilyn C. Beck             President, Lord Fairfax
Age 61                      Community College
Director since 1995                                               1,320      (1)          .09
Term expires 2003

Thomas T. Byrd              President and Publisher,
Age 54                      Winchester Evening Star, Inc.
Director since 1995                                               5,300      (3)          .37
Term expires 2002

Lewis M. Ewing              Retired President and CEO of the
Age 66                      Corporation; Retired President and
Director since 1984         CEO, Bank of Clarke County           13,786      (1)(2)       .95
Term expires 2002

Thomas T. Gilpin            President, Lenoir City Real
Age 47                      Estate Investment
Director since 1986                                              38,310.3759 (1)         2.65
Term expires 2001

John F. Milleson, Jr.       Chairman of the Board,
Age 72                      Loudoun Mutual Insurance Co.
Director since 1979                                              15,021      (1)         1.04
Term expires 2002

Robert W. Smalley, Jr.      President and CEO, Smalley
Age 49                      Package Co., Inc.
Director since 1989                                               6,172.2891 (1)          .43
Term expires 2001

Randall G. Vinson           Pharmacist, Owner, Berryville
Age 54                      Pharmacy
Director since 1985                                              10,917.2113 (1)          .75
Term expires 2003

Mary Bruce Glaize           Homemaker
Age 45
Director since 1998                                                 521.8821              .04
Term expires 2003

James R. Wilkins, Jr.       President, Wilkins'
Age 55                      ShoeCenter, Inc.
Director since 1998                                               9,501.4617 (1)          .65
Term expires 2003

James W. McCarty, Jr        Vice President, Secretary/
Age 31                      Treasurer of the Corporation;
Officer since 1995          Senior Vice President,
                             Secretary/Treasurer and
                             Chief Financial Officer
                            Bank of Clarke County                   741.2748 (1)(2)       .05


Directors and executive
Officers as a group (12)                                        123,219.8795             8.52

------------------------

(1) Includes shares held jointly with spouse and/or as custodian under the Virginia Uniform Gifts to Minors Act and/or as trustee under the terms of certain trusts.

(2) Amounts include shares of the Corporation's Common Stock allocated to participants and held in trust under the Bank of Clarke County Employee Stock Ownership Plan (the "ESOP Plan") as of December 31, 2000. As of such date, the ESOP Plan held 58,590 shares of Common Stock, or 4.19% of the total number of such shares outstanding. Of the shares of Common Stock held in the ESOP Plan, 4,952.8064 shares were held for the accounts of executive officers. Each participant in the ESOP Plan has the right to instruct the trustees of the ESOP Plan with respect to the voting of shares allocated to his or her account. The trustees, however, may use their discretion in voting any shares for which they received no instruction.

(3) Includes shares held by Winchester Evening Star, Inc., where the director is an executive officer of that corporation.

        On December 31, 2000, there were 12 individuals in the director and executive officer category. Mr. Milleson serves as both a director and an executive officer, and Mr. McCarty serves as the Corporation's only other executive officer.

        John F. Milleson, Jr., a director of the Corporation, is the father of John R. Milleson, President and CEO of the Corporation.

The Corporation is not aware of any person who is the beneficial owner of more than 5% of the Corporation's Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Board and Committee Meetings of the Corporation

        During 2000, the Board of Directors of the Corporation held six meetings. The Audit Committee is teh Corporation's one standing committee.

        The directors of the Corporation also serve as directors of the wholly-owned subsidiary, the Bank of Clarke County (the "Bank"). The Bank's Board held thirteen meetings in 2000, plus one planning conference. During 2000 each director attended greater than 75% of the aggregate number of meetings of both Boards of Directors and the Bank's Board committees of which he or she was a member, with the exception of Dr. Beck who attended 70% of the meetings. The Bank's Board has established the following committees: Loan, Audit, Personnel, Marketing and Trust. There is no nominating committee of the Board of Directors.

        The Loan Committee met twenty-six times in 2000 to review the Bank's lending practices. The committee consists of Messrs. Byrd, Smalley, Ewing and Milleson.

        The Personnel Committee consists of Messrs. Smalley, Milleson and Vinson and Dr. Beck. This committee met three times in 2000 to review and monitor personnel activities in the Bank, including compensation.

        The Audit Committee met three times in 2000 to review the work of the Audit Department and to follow up on the examinations performed by the external auditors and the regulatory authorities. This committee consists of Messrs. Byrd, Vinson, Dr. Beck and Mrs. Glaize.

        The Trust Committee met fourteen times in 2000. The committee is composed of Messrs. Gilpin, Milleson, Jr., Ewing and Milleson. The purpose of the Trust Committee is to monitor the activities of the Trust Department of the Bank.

        The Marketing Committee met four times in 2000. The committee is composed of Messrs. Milleson, Jr., Vinson, Wilkins, Milleson and Mrs. Glaize. The committee meets to review the activities of the Marketing Department of the Bank.

Report of the Audit Committee

     The Audit Committee's Report to the Shareholders, which follows, was approved and adopted by the Committee on February 20, 2001. The members of the Audit Committee are all independent directors.

     The Audit Committee has reviewed and discussed the audited financial statements with management, discussed with the independent auditors the matters required by SAS 61, received communications from the independent auditors as to their independence, and discussed independence with the independent auditors.

     Based on such reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Form 10-K filed by the Corporation.

     The Audit Committee and the Board of Directors have adopted a written charter for the Audit Committee which is included as Attachment A to this Proxy Statement.

     The following fees were paid to Yount, Hyde & Barbour, P.C., the Corporation's independent auditors, for services provided to the Corporation for the fiscal year ended December 31, 2000:

Audit Fees:                                                   $31,774
Financial Information Systems Design & Implementation Fees:   $     0
All Other Fees:                                               $37,260

     Audit fees are fees billed for the audit of the Corporation's financial statements and for the required quarterly reviews of those statements. Financial information systems design and implementation fees are fees billed for financial information systems design work and implementation fees for services rendered as part of that work for the most recent fiscal year. All other fees include payments for any other types of services provided, including, but not limited to, preparation of income tax returns, audits of benefit plans, Trust Department audits and internal audits.

     The Audit Committee believes that the non-audit services provided by Yount, Hyde & Barbour, PC., are compatible with maintaining the auditor's independence.


Randall G. Vinson, Chairman
Marilyn C. Beck
Thomas T. Byrd
Mary Bruce Glaize



Cash Compensation

        The Corporation did not pay any cash compensation to the executive officers of the Corporation in 2000.

        The following table shows the aggregate cash and cash equivalent compensation paid by the Bank for the years ended December 31, 2000, 1999 and 1998 to the Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                         Annual Compensation
                                        ---------------------
                                                               (e)
       (a)                                                 Other Annual
    Name and            (b)         (c)           (d)      Compensation
 Principal Position    Year       Salary($)    Bonus($)(1)    ($)(2)
 ------------------    ----       --------     ----------     ------
John R. Milleson,      2000        97,382         --             --
 President and CEO     1999        88,232         --             --
                       1998        71,788         --             --

                                     Long-Term Compensation
                                     ----------------------
                                         Awards            Payouts
                                         ------            -------
                                    (f)          (g)
                                 Restricted   Securities     (h)           (i)
        (a)                         Stock     Underlying     LTIP       All Other
     Name and           (b)       Awards(s)    Options/     Payouts    Compensation
 Principal Position    Year          ($)        SARs(#)       ($)          ($)
 ------------------    ----          ---        -------       ---          ---

John R. Milleson,      2000           --           --         --           3,320 (3)
 President and CEO     1999           --           --         --           3,189
                       1998           --           --         --           1,441

-------------------------------

(1) The Company does not maintain a bonus plan.

(2) The aggregate of this compensation does not exceed the lesser of $50,000 or 10% of the total salary and bonus for the named executive.

(3) Includes contributions of $3,000 to the 401(k) savings Plan and $320 to the Executive Supplemental Income Plan.

     Directors in 2000 each received a $5,000 annual retainer and $200 per meeting attended as compensation for services as director plus a per meeting fee of $100 for each committee meeting attended. John R. Milleson does not receive fees for committee meetings of the Bank.

Option Grants

     The Corporation does not grant options to its executive officers.

Compensation Pursuant to Plans

     The Bank maintains certain plans that provide, or may provide, additional compensation to current executive officers, directors and other employees of the Bank. These plans include the Employee Retirement Plan, the ESOP Plan, 401-(k) Savings and the Executive Supplemental Income Plan. The Corporation does not have any such plans for its officers, directors and employees.

Employee Retirement Plan

     Effective March 1, 1953, the Bank adopted a non-contributory, tax qualified employee retirement plan (the "Retirement Plan") for employees of the Bank who have been employed for six months prior to any January 1 and who are at least 20 1/2 years old. The Retirement Plan was substantially amended effective March 1, 1987. Under its existing terms, benefits are based on an employee's average compensation during his or her employment. The Retirement Plan provides for 20% vesting upon completion of three years of service and 20% for each additional year of service up to 100%, for early retirement at age 55 and 10 years of vested service and for the payment of certain annuity benefits to the surviving spouse of an employee. Because the Retirement Plan is a defined benefit plan under which benefits vary with years of service, average annual salary and age at retirement, the costs under the plan are not included in the foregoing cash compensation table. The 2000 cost to the Bank under the plan represented 4.10% of total compensation, including overtime and bonuses. Mr. Milleson will receive an estimated annual retirement benefit of $49,965 based on current compensation, assuming that he retires at the normal retirement age of 65.

401(k) Savings Plan

     The Corporation sponsors a 401(k) savings plan under which eligible employees may choose to save up to 15% of their salary on a pretax basis, subject to certain IRS limits. The Corporation matches 50% (up to 6% of the employee's salary) of employee contributions with the Corporation's Common Stock. The shares for this purpose are provided by newly issued shares. Contributions amounted to $53,461 in 2000, $39,507 in 1999 and $33,175 in 1998.
Mr. Milleson's portion of the contribution was $3,000 in 2000, $2,869 in 1999 and $1,121 in 1998.

Executive Supplemental Income Plan

     During 1994, the Executive Supplemental Plan was amended from the 1987 plan. Certain key employees will have lifetime benefits paid following retirement or death while some employees, including Mr. Milleson, will be paid a lump sum of $4,000 upon retirement. The Plan provides that if employment is terminated for reasons other than death or disability prior to age 65, the amount of benefits would be reduced or forfeited. The executive supplemental income benefit expense was $31,440 in 2000, $31,440 in 1999 and $43,589 in 1998,
based on the present value of the retirement benefits, including $320 for Mr. Milleson. The Plan is unfunded, however, life insurance has been acquired on the lives of these employees in amounts sufficient to discharge the obligations thereunder.

Personnel Committee Report on Executive Compensation

     The Committee considers the growth and profitability of the Bank to be directly related to the performance of the Senior Officers. Attracting and retaining Senior Officers with the proven ability to contribute to the overall performance of the Bank and, therefore, to enhance shareholder value is a primary objective. This is done through a competitive and equitable compensation plan.

     The Board of Directors uses the Virginia Bankers Association Salary Survey of Virginia banks to measure the value of senior executives in like positions across the state. Salary ranges are then set based on experience, responsibilities and qualifications. Annual compensation is tied to pre-determined bank performance goals.

     When determining the Chief Executive Officer's annual salary, the Board of Directors takes into account the CEO's past performance, the performance of the Bank relative to its peers and the compensation of comparable Chief Executive Officers in the State of Virginia. In addition to these factors, a subjective approach as to the future contributions of the Chief Executive Officer is considered.

Personnel Committee Interlocks and Insider Participation

        The current members of the Personnel committee are Dr. Marilyn C. Beck, and Messrs. Robert W. Smalley, Jr., John R. Milleson, and Randall G. Vinson. All members of the Personnel Committee are directors of the Bank, and Mr. Milleson is also the President and CEO of the Bank.

Shareholder Return

     The following line graph compares the yearly shareholder return to the returns of the NASDAQ Bank Index and to the total return of NASDAQ Index. This graph was created by comparing the percentage change in stock prices for the Corporation and both indices on an annual basis, looking at the changes in stock price, cash dividends and stock splits since December 31, 1995.

(INSERT GRAPH)

                                   1995     1996     1997     1998     1999     2000
                                  ------   ------   ------   ------   ------   ------
EAGLE FINANCIAL SERVICES, INC.      100      108      132      150      158      147
NASDAQ BANK INDEX                   100      126      206      182      167      192
NASDAQ INDEX                        100      123      149      208      386      238

Transactions with Management

     The officers, directors, their immediate families and affiliated companies in which they are shareholders maintain normal relationships with the Corporation and the Bank. Loans made by the Bank are made in the ordinary course of business on the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with others, and do not involve more than normal risks of collectability or present other unfavorable features. On December 31, 2000, these persons and firms were indebted to the Bank for loans totaling $2,713,026.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, directors and executive officers of the Corporation and beneficial owners of more than 10% of the Corporation's Common Stock are required to file reports with the Securities and Exchange Commission and the Corporation of their beneficial ownership and changes in ownership of Common Stock or written representations that no other reports were required. The Corporation believes that, during the fiscal year ended December 31, 2000, all filing requirements applicable to its officers and directors were complied with. The Corporation is not aware of any person having beneficial ownership of more than 10% of the Corporation's Common Stock.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Yount, Hyde & Barbour, P.C. has been selected by the Board of Directors as the independent accountants for the Corporation for the year 2001.

     The firm of Yount, Hyde & Barbour, P.C. has served the Corporation and the Bank prior to the establishment of the Corporation since 1979. The independent accountants have no direct or indirect financial interest in the Corporation. Representatives of the firm of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from the shareholders.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2001 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Corporation, whose address is 2 East Main Street, Berryville, Virginia 22611, no later than November 30, 2001, in order for the proposal to be considered for inclusion in the Corporation's Proxy Statement. The Corporation anticipates holding the 2002 Annual Meeting on April 17, 2002.

     The Corporation's Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for director or to bring other business before a meeting, written notice must be received by the Corporation not less than 60 days and not more than 90 days prior to the date of the meeting. Based on an anticipated meeting date of April 17, 2002 for the 2002 Annual Meeting of Shareholders, the Corporation must receive such notice no later than February 18, 2002 and no earlier than January 19, 2002. If shareholders receive notice less than 70 days prior to the meeting or public disclosure of the meeting date is made less than 70 days prior to the meeting, written notice must be received by the Corporation not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was made or such public disclosure was made.

     Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specific matters.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     THE CORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR 2000 FILED WITH THE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO JAMES W. McCARTY, JR., SECRETARY OF THE CORPORATION, WHOSE ADDRESS IS 2 EAST MAIN STREET, BERRYVILLE, VIRGINIA 22611.

                                  OTHER MATTERS

     Management is not aware of any matters to be presented for action at the meeting other than as set forth herein. If any other matters properly come before the meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                           By Order of the Board of Directors
                           James W. McCarty, Jr.
                           Vice President, Chief Financial Officer
                             and Secretary/Treasurer

April 4, 2001

ATTACHMENT A

BANK OF CLARKE COUNTY

AUDIT COMMMITTEE CHARTER


Statement of Policy

     A soundly conceived, effective Audit Committee is essential to the management, operation and financial reporting process of Eagle Financial Services, Inc., and its subsidiaries. The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors and the financial management of the corporation.

Organization

Members

     There shall be a committee of the Board of Directors known as the Audit Committee. This committee shall be composed of at least three (3) directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a committee member.

     At the Committee's discretion, management of the corporation may attend meetings of the Audit Committee, but this attendant should be in a non-voting capacity.

     Committee membership standards will be maintained in accordance with applicable banking laws and regulations.

Meetings

         The Audit Committee shall meet on a quarterly or four (4) times per year basis. The Committee reserves the right to meet at other times as required and/or to meet without members of corporate management, internal audit or the independent accounting firm.

Minutes

     Minutes shall be prepared for all meetings of the Audit Committee to document the Committee's discharge of its responsibilities. The minutes shall provide an accurate record of the proceedings and shall be read and approved at the next meeting of the Committee.

Authority

The authority for the Audit Committee is derived from the full Board of Directors.

The Audit Committee is appointed by the Board to assist the Board in monitoring:

1.   The integrity of the financial statements of the Company;

2.   The compliance by the Company with legal and regulatory requirements; and

3. The independence and performance of the Company's internal and external auditors.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Responsibilities

     In fulfilling the stated role within the framework of the Audit Committee's Staement of Policy, the primary, general responsibilities of the Audit Committee will be as follows:

     to provide for an internal audit function to serve all subsidiaries of the corporation in an examining and advisory capacity to provide for external audits of all corporate subsidiaries by suitable independent accountants to serve as a focal point and  reporting  outlet for  communications  among
non-committee   directors,   corporate   management,   internal  auditors,   and
independent accountants

     to  assist   the  Board  of   Directors   in   fulfilling   its   fiduciary
responsibilities for financial reporting and internal accounting and operations controls to act as an agent for the Board of Directors to help insure the independence of internal auditors and independent accountants, the integrity of management, and the adequacy of disclosures to stockholders.

Specific   duties   of  the  Audit   Committee,   within   the   noted   general
responsibilities, will include, but not be limited to the following items:

     1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

     2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     4. Based on the review and discussions noted in 2 and 3 above, recommend to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K.

     5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

     8.  Approve the fees to be paid to the independent auditor.

     9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

     10. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

     11. Review the appointment and replacement of the senior internal auditing executive.

     12. Review the significant reports to management prepared by the internal auditing department and management's responses.

     13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     14. Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit.

     15. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

          a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

          b.  Any changes required in the planned scope of the internal audit.

          c.  The  internal  audit  department   responsibilities,   budget  and
staffing.

     16. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                           EAGLE FINANCIAL SERVICES, INC.
           Proxy for 2001 Annual Meeting of Shareholders Solicited on behalf of the Board of Directors

     The undersigned hereby constitutes and appoints Messrs. Thomas T. Byrd, Lewis M. Ewing and Randall G. Vinson, or any one of them, attorneys and proxies, with the power of substitution in each, to act for the undersigned with respect to all of the Corporation's Common Stock of the undersigned at the Annual Meeting of Shareholders to be held at the John H. Enders Fire Company Social Hall on Wednesday, April 18, 2001, at Noon.


1.  Election of Directors          [ ] For all nominees listed       [ ] Withhold  authority to
    a) For a Three (3) Year Term       below (except as marked           vote for all nominees
                                       to the contrary).

    Thomas T. Gilpin, John R. Milleson, Robert W. Smalley, Jr.


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)

2. To vote in accordance with their best judgment on such other business, if any, that may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted for the nominees for election of directors listed in item l.


                              Please sign your name(s) exactly as registered.


                              --------------------------------------------------


                              --------------------------------------------------

                                                                          , 2001
                              --------------------------------------------
                            Please date when you sign

PLEASE RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE